UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 24, 2008
CARIBOU COFFEE COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Minnesota	000-51535	41-1731219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Lakebreeze Avenue,
North,
Brooklyn Center, MN	55429
(Address of Principal Executive	(Zip Code)
Offices)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 24, 2008, Caribou Coffee Company, Inc. (the “Company”) announced that Kathy F. Hollenhorst would be leaving the Company effective December 5, 2008. Ms. Hollenhorst joined the Company in 2005 and has served as the Company’s Senior Vice President of Marketing since March 2006.
     Also on October 24, 2008, the Company announced that Alfredo V. Martel joined the Company as the Senior Vice President of Marketing. Mr. Martel will begin employment on October 27, 2008. Mr. Martel prior to joining the Company was employed by KFC USA, Yum! Brands where he held a variety of marketing position and was most recently the Director of Marketing.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 24, 2008

CARIBOU COFFEE COMPANY, INC.
By:	/s/ Dan E. Lee
Dan E. Lee
General Counsel, Vice President and Secretary